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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 8, 2005
                                                        ------------------------


                         PRESTIGE BRANDS HOLDINGS, INC.


   Delaware                        001-32433                     20-1297589
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(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

                  90 North Broadway, Irvington, New York 10533
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          (Address of Principal executive offices, including Zip Code)

                                 (914) 524-6810
                               ------------------
              (Registrant's telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related
Audit Report or Completed Interim Review.

     On November 15, 2005, Prestige Brands Holdings, Inc. (the "Company") filed a Current Report on Form 8-K reporting under Item 4.02(a) thereof that it would restate previously reported financial results for the fiscal years ended March 31, 2003, 2004 and 2005, and the quarterly data for the years ended March 31, 2005 and 2004 included in the Company's Annual Report on Form 10-K/A for the year ended March 31, 2005 and the financial statements for the quarters ended June 30, 2005 and 2004 included in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005. This Current Report on Form 8-K/A amends and supplements the original filing. The Company also reported the next day that it would be delayed in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

     During the preparation of the financial statements for the quarter ended September 30, 2005, the Company also determined that the increase in deferred income taxes related to the increase in graduated federal income tax rates from 34% to 35% should have been recognized in the period in which it filed its first consolidated federal income tax return. Consequently, the Company's restated financial statements will recognize this increase in the quarter and year ended March 31, 2005. Previously, the Company had recorded this increase in the three month period ended June 30, 2005. The effect of this adjustment for each fiscal period is reflected in the schedules included in Note 2 to the Consolidated
Condensed Financial Statements of the Company included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which was filed with the Commission on November 29, 2005. The Schedules accompanying the original Form 8-K should no longer be relied upon.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 30, 2005                   PRESTIGE BRANDS HOLDINGS, INC.


                                            By: /s/ Charles N. Jolly
                                               ---------------------------------
                                            Name: Charles N. Jolly
                                            Title: General Counsel






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